SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) : October 20, 1999


                        SPECTRUM ORGANIC PRODUCTS, INC. *
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)
                     * formerly Organic Food Products, Inc.

California                          333-22997                   94-3076294
--------------------------------------------------------------------------------
(State or other                   (Commission File             (IRS Employer
jurisdiction of incorporation)        Number)                Identification No.)




                               133 Copeland Street
                               Petaluma, CA 94952
                     --------------------------------------
                     Address of Principal Executive Offices


                                 (707) 778-8900
                                 --------------
                         (Registrant's telephone number,
                              including area code)

ITEM 5.  CHANGE IN REGISTRANT NAME

     In connection with the merger of Organic Food Products, Inc., Spectrum Naturals, Inc. and Organic Ingredients, Inc., shareholders of the registrant approved the change of the Company name to "Spectrum Organic Products, Inc." Following the approval of the Merger by the State of California on October 20, 1999, the Company has taken the necessary actions to effect the name change, including the issuance of common stock under the common stock certificate specimen referenced in Exhibit 10.25 below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements: On October 6, 1999, Registrant merged with Spectrum Naturals, Inc. ("SNI"), in a transaction accounted for as a reverse acquisition, since SNI shareholders now own approximately 75% of the post merger common stock. Accordingly, SNI will become the Registrant and present its historical financial results as the Registrant in the future. The following unaudited financial statements for the nine months ended September 30, 1999 and 1999 present the historical financial statements of SNI, which now becomes the Registrant.

                         SPECTRUM ORGANIC PRODUCTS, INC.
                                 BALANCE SHEETS
                                     ASSETS


                                                    September 30,   December 31,
                                                       1999             1998
                                                     ---------        ---------
                                                    (unaudited)

 CURRENT ASSETS
    Cash                                             $     --         $      500
    Accounts receivable, net                          2,160,100        1,712,400
    Note receivables-shareholders                        20,000             --
    Inventory, net                                    3,507,900        2,772,200
    Prepaid expenses                                    436,700          148,300
    Deferred income taxes                                74,400           73,100
                                                     ----------       ----------

              Total Current Assets                    6,199,100        4,706,500
                                                     ----------       ----------

 PROPERTY AND EQUIPMENT, net                          2,958,500        2,076,900

 OTHER ASSETS
    Trademarks and label development                    266,900          352,600
    Deferred acquisition expenses                       298,500             --
    Other                                               144,000           90,300
                                                     ----------       ----------

              Total Assets                           $9,867,000       $7,226,300
                                                     ==========       ==========



                   The Accompanying Notes are an Integral Part
                           of the Financial Statements

                         SPECTRUM ORGANIC PRODUCTS, INC.
                           BALANCE SHEETS (Continued)
                       LIABILITIES AND SHAREHOLDER' EQUITY


                                                   September 30,    December 31,
                                                       1999             1998
                                                     ---------        ---------
                                                    (unaudited)

CURRENT LIABILITIES
   Bank overdraft                                       $  382,300    $  186,400
   Line of Credit                                        1,445,000     1,417,500
   Accounts payable                                      2,125,400     1,701,300
   Accrued expenses                                        680,700       367,900
   Income taxes payable                                    343,000        19,000
   Current portion of long-term debt
             Notes                                         461,400       512,700
             Leases                                         45,800        35,300
             Former shareholder                            121,700          --
                                                        ----------    ----------

             Total Current Liabilities                   5,605,300     4,240,100
                                                        ----------    ----------

LONG-TERM LIABILITIES
   Long-term debt, less current maturities               1,392,000       748,000
   Note Payable to former shareholder,
     less current maturities                             1,783,700     1,783,700
   Obligations under capital lease,
     less current maturities                               127,500        70,800
   Deferred income taxes                                   168,000       168,000
   Other                                                       --         75,000
                                                        ----------    ----------
             Total Liabilities                           9,076,500     7,085,600
                                                        ----------    ----------

SHAREHOLDERS' EQUITY
   Common stock, no par value; 100,000
     shares authorized, 6,925 shares
     issued and outstanding                                 95,500        95,500
   Retained earnings                                       695,000        45,200
                                                        ----------    ----------

                                                           790,500       140,700
                                                        ----------    ----------
             Total Liabilities and
                   Shareholders' equity                 $9,867,000    $7,226,300
                                                        ==========    ==========


                   The Accompanying Notes are an Integral Part
                           of the Financial Statements

                         SPECTRUM ORGANIC PRODUCTS, INC.
                              STATEMENTS OF INCOME

                                                 Nine Months Ended September 30,
                                                   1999                 1998
                                                   ----                 ----
                                                (unaudited)         (unaudited)

GROSS SALES                                     $ 18,751,900        $ 17,575,900

COST OF GOODS SOLD                                11,525,500          11,283,300
                                                ------------        ------------

GROSS PROFIT                                       7,226,400           6,292,600

PROMOTIONS AND ADVERTISING                         1,474,000           1,385,100

OPERATING EXPENSES                                 4,287,800           3,836,300
                                                ------------        ------------

INCOME FROM OPERATIONS                             1,464,600           1,071,200

OTHER (INCOME) EXPENSE

             Interest, net                           392,000             352,700

             Other                                    (9,000)             17,500
                                                ------------        ------------

                                                     383,000             370,200

INCOME BEFORE INCOME TAXES                         1,081,600             701,000

PROVISION FOR INCOME TAXES                           431,800             280,400
                                                ------------        ------------

NET INCOME                                      $    649,800        $    420,600
                                                ============        ============

BASIC EARNINGS PER SHARE                        $      93.83        $      60.74
                                                ============        ============

WEIGHTED AVERAGE SHARES
  OUTSTANDING - BASIC                                  6,925               6,925
                                                ============        ============

DILUTED EARNINGS PER SHARE                      $      91.46        $      59.20
                                                ============        ============

WEIGHTED AVERAGE SHARS
  OUTSTANDING - DILUTED                                7,105               7,105
                                                ============        ============



                   The Accompanying Notes are an Integral Part
                           of the Financial Statements


                                           SPECTRUM ORGANIC PRODUCTS, INC.
                                                  STATEMENTS OF INCOME

                                                                          Nine Months Ended September 30,
                                                                             1999                   1998
                                                                             ----                   ----
                                                                          (unaudited)            (unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                             $   649,800            $   420,600
   Adjustments to reconcile net income to net
     cash provided by operating activities
        Depreciation and amortization                                         277,900                230,800
        Deferred income taxes                                                  (1,300)                13,400
        Allowances against receivables
          and chargebacks                                                       7,500                   --

   Changes in:
        Receivables                                                          (455,200)               102,600
        Inventories                                                          (735,700)              (170,200)
        Prepaid expenses                                                     (288,400)              (130,500)
        Other assets                                                          (53,700)                12,700
        Accounts payable                                                      424,100               (293,600)
        Accrued expenses                                                      312,800                206,400
        Income taxes payable                                                  324,000                (37,000)
        Other                                                                 (75,000)                  --
                                                                          -----------            -----------
   Net cash provided by operating activities                                  386,800                355,200
                                                                          -----------            -----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of property and equipment                                       (971,800)              (262,400)
   Loan to Shareholder                                                        (20,000)                (2,700)
   Deferred acquisition expenses                                             (298,500)                  --
                                                                          -----------            -----------

        Net cash used by investing activities                              (1,290,300)              (265,100)
                                                                          -----------            -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Net borrowings (repayments) under line of credit                            27,500                240,000
   Principal repayments on long-term debt                                    (407,300)              (174,400)
   Bank overdraft                                                             195,900                (97,000)
   Proceeds from note receivable from stock sale                                 --                   10,000
   Principal payments on obligations under capital lease                      (34,800)               (12,400)
   Proceeds from long-term debt                                             1,121,700                   --
                                                                          -----------            -----------
             Net cash provided (used) by financing activities                 903,000                (33,800)
                                                                          -----------            -----------

INCREASE (DECREASE) IN CASH                                                      (500)                56,300

CASH, BEGINNING OF PERIOD                                                         500                154,400
                                                                          -----------            -----------

CASH, END OF PERIOD                                                       $      --              $   210,700
                                                                          ===========            ===========

                                 The Accompanying Notes are an Integral Part
                                         of the Financial Statements

                                                       6

                         SPECTRUM ORGANIC PRODUCTS, INC.
                          NOTES TO FINANCIAL STATEMENTS


1.   Interim Financial Statements

          The unaudited interim financial statements include all adjustments (consisting of normal recurring accruals) which, in the opinion of management, are necessary in order to make the financial statements not misleading. Operating results for the nine-month period ended September 30, 1999 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 1999. These financial statements have been prepared in accordance with the instructions to Form 10-QSB and do not contain certain information required by generally accepted accounting principles. These statements should be read in conjunction with Spectrum Naturals, Inc. financial statements and notes thereto for the three-months ended March 31, 1999 and year ended December 31, 1998 included in the Joint Proxy Registration Statement on Form S-4, filed by Organic Food Products, Inc.

2.   Subsequent Events: Merger and Name Change

          On May 14, 1999, Spectrum Naturals, Inc. ("SNI") and Organic Food Products, Inc. ("OFPI") entered into a definitive agreement to merge the companies in a stock exchange. In addition, the OFPI entered into a definitive agreement to acquire all the outstanding shares of SNI and Organic Ingredients, Inc. ("OI"). Collectively, defined as the "Merger". Under the terms of the Merger, which will be accounted for as a reverse acquisition purchase, SNI will receive approximately 75% of the post merger Common Stock of OFPI, subject to certain adjustments. The Merger was approved by the shareholders of all of the parties, and became effective on October 6, 1999 with approval by the State of California as of October 20, 1999.

          As approved by shareholders, the newly combined group changed its name to "Spectrum Organic Products, Inc." in connection with the Merger. The name change became effective October 20, 1999 upon approval of the merger by the State of California.

3.   Transactions with OFPI

          In expectation of the Merger, SNI advanced working capital to the OFPI to enable the company to maintain minimum inventory levels of selected products. As of September 30, 1999, OFPI owed SNI approximately $151,400 for payments SNI made to vendors on behalf of OFPI. SNI purchased inventory from OFPI of approximately $296,900 in connection with a royalty agreement. The full amount of this purchse had been paid by SNI as of September 30, 1999.The Company believes that the terms and conditions of these transactions were fair, reasonable and consistent with terms it could have obtained from unaffiliated third parties.

(a)       Pro forma financial statements.

     See Registrant's Joint Proxy Registration Statement on Form S-4, declared effective July 30, 1999.

(b)  Exhibits.

(c)    Exhibits

10.16 Agreement and Plan of Merger and Reorganization dated May 14, 1999 by and between Organic Food Products, Inc. and Organic Ingredients, Inc. (1)

10.17 Agreement and Plan of Merger and Reorganization dated May 14, 1999 by and between Organic Food Products, Inc. and Spectrum Naturals, Inc. (1)

10.18 Form of Amended and Restated Articles of Incorporation of Organic Food Products, Inc. (1)

10.23 September 23, 1999 Private Placement Memorandum by Organic Food Products, Inc. (2)

10.24  Amended and restated Bylaws of Spectrum Organic Products, Inc. (3)

10.25  Specimen of Spectrum Organic Products, Inc. Common Stock certificate

27   Financial data schedule


-------------------------

(1) Incorporated by reference to annexes filed with Registrant's Joint Proxy Registration Statement on Form S-4, File No. 333-83675, declared effective July 30, 1999.

(2) Incorporated by reference to exhibits filed with Registrant's Form 10KSB on October 13, 1999.

(3) Incorporated by reference to exhibits filed with Registrant's Form 8K on October 21, 1999.


ITEM 8.  CHANGE IN FISCAL YEAR

          As reported in the original Form 8K filed on October 21, 1999, the Registrant has changed its accounting year-end to December 31, the year end of the accounting acquire, SNI.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 1999               Spectrum Organic Products, Inc.

                                       /s/ Richard R. Bacigalupi
                                       -----------------------------------------
                                       Richard R. Bacigalupi
                                       Chief Financial Officer



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